                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

--------------------------------------------------------------------------------
                                                    Chapter 11
                                                    Case No.:  02 B 02474
                                                    Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------

                    AMENDED MONTHLY OPERATING REPORT FOR THE
                   PERIOD FEBRUARY 28, 2002 TO MARCH 27, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: May 23, 2002

                                            KMART CORPORATION, ET AL.



                                            /s/ A. A. Koch
                                            ------------------------------------
                                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED MARCH 27, 2002

I.       Kmart Corporation Unaudited Consolidated Financial Statements
         A. Consolidated Statement of Operations for the four-week period ended March 27, 2002
         B.       Consolidated Balance Sheet as of March 27, 2002
         C. Consolidated Statement of Cash Flows for the four-week period ended March 27, 2002
         D. Cash Receipts and Disbursements for the four-week period ended March 27, 2002
         E. Schedule of Professional Fees for the eight-week period ended March 27, 2002
         F.       Notes to Unaudited Consolidated Financial Statements


II.      Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                              FOUR-WEEK
                                                            PERIOD ENDED
                                                              MARCH 27,
                                                                2002
                                                            ------------
SALES                                                       $     2,243

Cost of sales, buying & occupancy                                 1,832
                                                            ------------
GROSS MARGIN                                                        411

Selling, general and administrative expenses                        566
                                                            ------------
LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                                          (155)

Chapter 11 reorganization expense                                    12
                                                            ------------
LOSS BEFORE INTEREST AND INCOME TAXES                              (167)

Net interest expense                                                  8
Income taxes                                                          -
                                                            ------------

NET LOSS                                                    $      (175)
                                                            ============

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                  MARCH 27,
                                                                    2002
                                                                ------------
ASSETS

Cash and cash equivalents                                        $     1,640
Merchandise inventories                                                6,103
Other current assets                                                     642
                                                                 -----------
TOTAL CURRENT ASSETS                                                   8,385
                                                                 -----------

Property and equipment, net                                            6,134
Other assets & deferred charges                                          216
                                                                 -----------
TOTAL ASSETS                                                     $    14,735
                                                                 ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                               $     1,594
  Accrued payroll and other liabilities                                  543
  Taxes other than income taxes                                          172
                                                                 -----------
 TOTAL CURRENT LIABILITIES                                             2,309

  Long-term debt                                                         -
  Capital lease obligations                                              846
  Other long-term liabilities                                             84
                                                                 -----------
 TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                           3,239

LIABILITIES SUBJECT TO COMPROMISE                                      7,593

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4%
  convertible junior subordinated debentures of Kmart
  (redemption value of $898)                                             889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  503,294,515 shares issued, respectively                                503
Capital in excess of par value                                         1,694
Retained earnings                                                        817
                                                                 -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $    14,735
                                                                 ===========



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Accounts payable                                                 $     2,781
Closed store reserves                                                    474
General liability and workers compensation                               305
Taxes payable                                                            148
Debt and notes payable                                                 3,326
Pension obligation                                                       192
Other liabilities                                                        367
                                                                 -----------
                                                                 $     7,593
                                                                 ===========

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                FOUR-WEEK
                                                              PERIOD ENDED
                                                                MARCH 27,
                                                                  2002
                                                              ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                      $     (175)

Adjustments to reconcile net loss
   to net cash used for operating activities:
   Restructuring, impairment and other charges                        14
   Reorganization items                                               12
   Depreciation and amortization                                      58
   Equity income in unconsolidated subsidiaries                       (5)
Changes in:
   Inventory                                                        (220)
   Accounts payable                                                  260
   Deferred taxes and income taxes payable                             1
   Other assets                                                       34
   Other liabilities                                                   4
Cash used for store closings                                          (3)
                                                              ------------
Net cash used for continuing operations                              (20)
Net cash used for discontinued operations                             (1)
                                                              ------------
NET CASH USED FOR OPERATING ACTIVITIES                               (21)
                                                              ------------

NET CASH USED FOR REORGANIZATION ITEMS                                -

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                  (5)
                                                              ------------
NET CASH USED FOR INVESTING ACTIVITIES                                (5)
                                                              ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                     (19)
                                                              ------------
NET CASH USED FOR FINANCING ACTIVITIES                               (19)
                                                              ------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                              (45)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                     1,685
                                                              ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                       $   1,640
                                                              ============

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                FOUR-WEEK
                                                              PERIOD ENDED
                                                                MARCH 27,
                                                                  2002
                                                             ----------------
     Cash Receipts:
         Store                                               $         2,286
         Other                                                           179
                                                             ----------------

         CASH INFLOWS                                                  2,465
                                                             ----------------
     Cash Disbursements:
         Accounts payable                                              1,695
         Fleming                                                         290
         Payroll and benefits                                            280
         Taxes                                                           148
         Lease departments                                                97
                                                             ----------------
         CASH OUTFLOWS                                                 2,510
                                                             ----------------
              TOTAL CASH FLOWS BEFORE BORROWINGS                         (45)
                                                             ----------------
     DIP Loan Borrowings                                                   -
                                                             ----------------
                  NET CASH OUTFLOWS                          $           (45)
                                                             ================

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES
(Unaudited)
--------------------------------------------------------------------------------


                                                                         FOR THE EIGHT-WEEK PERIOD ENDED MARCH 27, 2002
                                                         ---------------------------------------------------------------------------
                                                            BILLED
NAME                                                        AMOUNT        PAID        UNPAID       HOLDBACK            ACCRUED
----                                                        ------        ----        ------       --------         -----------
Abacus Advisory and Consulting Corporation                    -            -            -               -                   -

Dresdner Kleinwort Wasserstein                                -            -            -               -                   -

Ernst & Young                                                 -            -            -               -                   -

FTI Policano                                                  -            -            -               -                   -

KPMG                                                          -            -            -               -                   -

PricewaterhouseCoopers                                        -            -            -               -                   -

Rockwood Gemini Advisors                                      -            -            -               -                   -

Skadden, Arps, Slate, Meagher & Flom (Illinois)               -            -            -               -                   -

Accrued                                                       -            -            -               -            15,000,000

TOTAL                                                         -            -            -               -           $15,000,000

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474". Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company".

2. The Company has amended the Monthly Operating Report for the four-week period ended March 27, 2002, as originally filed on April 22, 2002. This report reflects the amended results of operations for the change in the Company's policy for accounting for vendor allowances, effective for its fiscal year ended January 30, 2002 (the "2001 fiscal year"). The change in accounting policy is described in Note 2 of the Notes to Consolidated Financial Statements of the Company's Annual Report on Form 10-K for the 2001 fiscal year, as filed with the Securities and Exchange Commission
     (SEC). In addition, the balance sheet as of March 27, 2002 has been included. Such balance sheet had previously been omitted pending the completion of the Company's audit of its financial statements and filing of its Annual Report on Form 10-K for the 2001 fiscal year with the SEC.

3. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. As of March 27, 2002 the Company had utilized $224 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

          DIP Credit Facility capacity                    $  2,000
          5% Holdback                                         (100)
          DIP loans outstanding                                -
          Letters of credit outstanding                       (224)
                                                          ----------
          Total Available as of March 27, 2002            $  1,676
                                                          ==========

4. Comparable store sales for the five-week period ended April 3, 2002, excluding the 283 stores the Company is currently in the process of closing, were $2,579 or 8.4% lower than last year.

5. Cost of sales, buying & occupancy includes a non-comparable charge of $14 million for markdowns taken on merchandise sold through March 27, 2002 at going out of business sales at 283 store locations. As a result of these store closings, the Company will record an additional charge, primarily related to employee severance, lease terminations and additional inventory liquidations, by the end of the first fiscal quarter of 2002.

6. Chapter 11 reorganization expenses include accrued professional fees of $7.5 million and accrued stay bonus expenses of $4.0 million for the Key Employee Retention Program previously approved by the Court.

7. In accordance with SFAS No. 109 "Accounting for Income Taxes", the Company has recorded a valuation allowance against its net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in 2002.

8. Cash Receipts and Disbursements for the four-week period ended March 27, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                         FOR MONTH ENDING March 27, 2002



                                TAX QUESTIONNAIRE


         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.